                                                                    Exhibit 99.1

                           LEXFORD RESIDENTIAL TRUST

                         INDEX TO FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----
CONSOLIDATING PROPERTIES:

Report of Independent Auditors ..........................................   F-2

Combined Statements of Revenue and Certain Expenses for the years ended
  December 31, 1997, 1996 and 1995 ......................................   F-3

Notes to Combined Statements of Revenue and Certain Expenses ............   F-4


PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED):

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1997 ..  F-15

Notes to Pro Forma Condensed Consolidated Balance Sheet as of
  December 31, 1997 .....................................................  F-16

Pro Forma Condensed Consolidated Statement of Income for the year ended
December 31, 1997 .......................................................  F-18

Notes to Pro Forma Condensed Consolidated Statement of Income for the
  year ended December 31, 1997 ..........................................  F-19

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Lexford Residential Trust

We have audited the accompanying Combined Statements of Revenue and Certain Expenses of the Consolidating Properties as described in Notes 1 and 2, for each of the three years in the period ended December 31, 1997. These Combined Statements of Revenue and Certain Expenses are the responsibility of the Properties' management. Our responsibility is to express an opinion on the Combined Statements of Revenue and Certain Expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statements of Revenue and Certain Expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statements of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statements of Revenue and Certain Expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Lexford Residential Trust as described in Note 1 and are not intended to be a complete presentation of the Consolidating Properties' revenues and expenses.

In our opinion, the Combined Statements of Revenue and Certain Expenses referred to above present fairly, in all material respects, the combined revenue and certain expenses of the Consolidating Properties described in Notes 1 and 2 for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Columbus, Ohio
April 1, 1998

                            CONSOLIDATING PROPERTIES

                         COMBINED STATEMENTS OF REVENUE
                              AND CERTAIN EXPENSES
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                             (AMOUNTS IN THOUSANDS)


                                            1997         1996        1995
                                          ========     =======     =======
Revenue

  Rental Revenues                         $102,806     $99,769     $94,351

Certain Expenses

  Property Operating and Maintenance        33,354      33,322      31,498

  Real Estate Taxes and Insurance            9,006       9,132       9,257
                                          --------     -------     -------
                                            42,360      42,454      40,755
                                          --------     -------     -------

Revenue in Excess of Certain Expenses     $ 60,446     $57,315     $53,596
                                          ========     =======     =======

        SEE NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                            CONSOLIDATING PROPERTIES

                         NOTES TO COMBINED STATEMENTS OF
                          REVENUE AND CERTAIN EXPENSES

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

         The accompanying Combined Statements of Revenue and Certain Expenses for each of the three years in the period ended December 31, 1997 relate to the operations of 324 partnerships which own 326 apartment communities (the "Consolidating Properties") in which Lexford Residential Trust (the "Trust"), and its predecesor, Lexford, Inc., acquired all of the third party partner interests at various dates through April 1, 1998 . Prior to and after such acquisition, the Company or its successor, the Trust, owned general partner interests in each of the 324 partnerships. The accompanying Combined Statements of Revenue and Certain Expenses have been prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission relating to the Trust's Current Reports on Form 8-K. The accompanying combined financial statements are not representative of the actual operations of the 324 partnerships for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization, interest expense, management fee expense, and gains and losses on debt restructuring, which may not be comparable to the expenses expected to be incurred by the Trust in future operations of the Consolidating Properties, have been excluded.

USE OF ESTIMATES

         In preparation of the Combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

INCOME RECOGNITION

         Rental income attributable to residential leases is recorded when due from residents over the term of the related leases, which are generally for a period of one year or less.

RELATED PARTY TRANSACTIONS

         During each of the years presented, substantially all of the Consolidating Properties were managed by a wholly owned subsidiary of the Company. Management fees, typically five percent of gross receipts, and other administrative and service fees have been excluded from the Combined Statements of Revenue and Certain Expenses.

                            CONSOLIDATING PROPERTIES

                         NOTES TO COMBINED STATEMENTS OF
                          REVENUE AND CERTAIN EXPENSES

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

         In addition, the Consolidating Properties purchased maintenance materials and supplies from the Company in 1995 and 1996 at amounts above the Company's cost, and purchased similar items from third party vendors in 1997, from which the Company received volume discounts. The accompanying statements include such parts and supplies at the price paid by the Consolidating Properties.

NOTE 2 - DESCRIPTION OF PROPERTIES

The following sets forth certain information as of December 31, 1997 regarding the 326 Consolidating Properties included in the accompanying Combined Statements of Revenue and Certain Expenses:

Partnership/Property Name            Location                      State     Rentable Units
==================================== ========================== ============ ===============
Wood Valley Of Calhoun Cty           Anniston                       AL                   69
                                                                             ---------------
1 Property                                                                               69

Amberwood                            Lake City                      FL                   50
Applewood                            Deland                         FL                   69
Applewood II                         Deland                         FL                   93
Bayside                              Sebring                        FL                   59
Bel Aire                             Miami                          FL                   69
Berry Pines                          Milton                         FL                   64
Branchwood                           Winter Park                    FL                  117
Brandywyne East                      Winter Haven                   FL                   38
Candlelight                          Brooksville                    FL                   51
Candlelight II                       Brooksville                    FL                   60
Cedarwood                            Ocala                          FL                   55
Cedarwood II                         Ocala                          FL                   39
Clearlake Pines II                   Cocoa                          FL                   51
Countryside                          Daytona Beach                  FL                   59
Countryside II                       Daytona Beach                  FL                   96
Cypress                              Panama City Bch                FL                   70
Deerwood                             Eustis                         FL                   50
Driftwood                            Atlantic Beach                 FL                   63
Elmwood                              West Palm Beach                FL                   52
Elmwood II                           West Palm Beach                FL                   50
Garden Terrace II                    Tampa                          FL                   65
Hickory Place                        Gainesville                    FL                   70
Hidden Pines                         Casselberry                    FL                   56
High Points                          New Port Richey                FL                   95
Hillcrest Villa                      Crestview                      FL                   65
Holly Ridge                          Pembroke Park                  FL                   98

                            CONSOLIDATING PROPERTIES

                         NOTES TO COMBINED STATEMENTS OF
                          REVENUE AND CERTAIN EXPENSES

Partnership/Property Name            Location                      State     Rentable Units
==================================== ========================== ============ ===============
Holly Sands                          Ft. Walton Bch                 FL                   72
Meadowood II                         Altamonte Sprngs               FL                   54
Morningside II                       Titusville                     FL                  182
Mosswood                             Winter Springs                 FL                   57
Mosswood II                          Winter Springs                 FL                   89
Nova Glen                            Daytona Beach                  FL                   61
Nova Glen II                         Daytona Beach                  FL                   81
Novawood                             Daytona Beach                  FL                   57
Novawood II                          Daytona Beach                  FL                   61
Oak Ridge                            Clermont                       FL                   63
Oak Shade                            Orange City                    FL                   82
Oakwood Manor                        Hollywood                      FL                   63
Old Archer Court                     Gainesville                    FL                   72
Palatka Oaks                         Palatka                        FL                   34
Palatka Oaks II                      Palatka                        FL                   23
Palm Bay/Windwood II                 Palm Bay                       FL                   64
Palm Place                           Sarasota                       FL                   80
Pine Lake                            Tampa                          FL                   41
Pine Meadows                         Ft. Myers                      FL                   60
Pine Terrace                         Callaway                       FL                   80
Pine Terrace II                      Callaway                       FL                   68
Pinellas Pines                       Pinellas Park                  FL                   68
Ranchside                            New Port Richey                FL                   76
Rivers End                           Jacksonville                   FL                   66
Sandpiper II                         Ft. Pierce                     FL                   66
Sanford Court Investors              Sanford                        FL                  106
Shadow Bay                           Jacksonville                   FL                   53
Shadow Bay II                        Jacksonville                   FL                   59
Shadow Ridge                         Tallahassee                    FL                   62
Shadowood                            Sarasota                       FL                   69
Shadowood II                         Sarasota                       FL                   70
Silver Forest                        Ocala                          FL                   51
Sky Pines                            Orlando                        FL                   88
Spring Gate                          Springfield                    FL                   66
Strawberry Place                     Plant City                     FL                   55
Sugartree                            New Smyrna Beach               FL                   60
Sutton Place                         Lakeland                       FL                   55
Terrace Trace                        Tampa                          FL                   87
The Landings                         Winter Haven                   FL                   60

                            CONSOLIDATING PROPERTIES

                         NOTES TO COMBINED STATEMENTS OF
                          REVENUE AND CERTAIN EXPENSES

Partnership/Property Name            Location                      State     Rentable Units
==================================== ========================== ============ ===============
Turkscap                             Brandon                        FL                   49
Turkscap III                         Brandon                        FL                   50
University Square                    Tampa                          FL                   81
Westcreek                            Jacksonville                   FL                   86
Wingwood                             Orlando                        FL                   86
Winter Woods                         Winter Garden                  FL                   57
Woodland                             Orlando                        FL                   92
Woodland II                          Orlando                        FL                   77
                                                                            ----------------
73 Properties                                                                         4,943

Barrington Of Dekalb Cty             Clarkston                      GA                   47
Camden Way                           Kingsland                      GA                   61
Camden Way II                        Kingsland                      GA                   57
Carriage Hills Of Dublin             Dublin                         GA                   60
Cedargate Of Lawrenceville           Lawrenceville                  GA                   55
Countryside Manor Of Douglasville    Douglasville                   GA                   82
Elmwoods Of Marietta                 Marietta                       GA                   48
Forest Ridge Of Richmond Cty         Augusta                        GA                   74
Forest Village Of Bibb Cty           Macon                          GA                   83
Gentian Oaks Of Columbus             Columbus                       GA                   62
Harbinwood Of Gwinnett Cty           Norcross                       GA                   73
Hillandale Manor Of Dekalb Cty       Lithonia                       GA                   48
Hillside Manor Of Americus           Americus                       GA                   60
Holly Park Of Columbus               Columbus                       GA                   66
Iris Glen Of Rockdale Cty            Conyers                        GA                   79
Link Terrace                         Hinesville                     GA                   54
Marsh Landing                        Brunswick                      GA                   57
Meadowland Of Clarke Cty             Bogart                         GA                   60
Meadowood Of Norcross                Norcross                       GA                   61
Meadowood Of Norcross II             Norcross                       GA                   51
Morgan Trace Of Union City           Union City                     GA                   80
Northridge Of Carrollton             Carrollton                     GA                   77
Oakley Woods Of Union City           Union City                     GA                   60
Oakwood Village Of Richmond Cty      Augusta                        GA                   70
Pine Knoll Of Clayton Cty            Jonesboro                      GA                   46
Quail Call                           Albany                         GA                   55
Ramblewood II                        Valdosta                       GA                   28
Redan Village Of Dekalb Cty          Decatur                        GA                   78
Redan Village Of Dekalb Cty II       Decatur                        GA                   76

                            CONSOLIDATING PROPERTIES

                         NOTES TO COMBINED STATEMENTS OF
                          REVENUE AND CERTAIN EXPENSES

Partnership/Property Name            Location                      State     Rentable Units
==================================== ========================== ============ ===============
Ridgewood Of Dekalb Cty              Decatur                        GA                   63
Ridgewood Of Dekalb Cty II           Decatur                        GA                   52
Shadow Trace Of Dekalb Cty           Stone Mountain                 GA                   81
Skyridge                             Woodstock                      GA                  120
Stillwater                           Savannah                       GA                   53
Stratford Lane Of Columbus           Columbus                       GA                   67
Sunnyside                            Tifton                         GA                   72
Timberwoods Of Perry                 Perry                          GA                   60
Valleyfield Of Dekalb Cty            Decatur                        GA                   66
Valleyfield Of Dekalb Cty II         Decatur                        GA                   66
Waterbury Of Clarke Cty              Athens                         GA                   53
Westway                              Brunswick                      GA                   70
Whisperwood Of Cordele               Cordele                        GA                   50
Willow Creek Of Griffin              Griffin                        GA                   53
Willow Run Of Dekalb Cty             Stone Mountain                 GA                   73
Willowood Of Milledgeville           Milledgeville                  GA                   61
Wood Trail Of Newman                 Newnan                         GA                   61
Woodcliff Of Lilburn                 Lilburn                        GA                   71
Woodcliff Of Lilburn II              Lilburn                        GA                   72
Woodcrest Of Warner Robins           Warner Robins                  GA                   66
Woodside                             Valdosta                       GA                   52
                                                                            ----------------
50 Properties                                                                         3,190

Ansley Oaks O'Fallon                 O'Fallon                       IL                   69
1 Property                                                                               69

Acadia Court Bloomington             Bloomington                    IN                   97
Annhurst Indianapolis                Indianapolis                   IN                   83
Applegate Columbus                   Columbus                       IN                   58
Applegate Delaware Cty               Muncie                         IN                   53
Ashgrove Indianapolis                Indianapolis                   IN                   57
Beckford Place New Castle            New Castle                     IN                   41
Brandon Court Bloomington            Bloomington                    IN                   78
Cambridge Commons Indianapolis       Indianapolis                   IN                   86
Cambridge Commons Indianapolis II    Indianapolis                   IN                   75
Cedargate Bloomington                Bloomington                    IN                   68
Cedargate Bloomington II             Bloomington                    IN                   58
Cedargate Michigan City              Michigan City                  IN                   53
Cedarwood Goshen                     Goshen                         IN                   43

                            CONSOLIDATING PROPERTIES

                         NOTES TO COMBINED STATEMENTS OF
                          REVENUE AND CERTAIN EXPENSES

Partnership/Property Name            Location                      State     Rentable Units
==================================== ========================== ============ ===============
Cedarwood Goshen II                  Goshen                         IN                   47
Clearview Greenwood                  Greenwood                      IN                   71
Clearview Greenwood II               Greenwood                      IN                   80
Concord Square Kokomo                Kokomo                         IN                   49
Concord Square Lawrenceburg          Lawrenceburg                   IN                   48
Dogwood Glen Marion Cty II           Indianapolis                   IN                   77
Hampshire Bluffton                   Bluffton                       IN                   45
Hartwick Tipton                      Tipton                         IN                   44
Heathmoore Evansville                Evansville                     IN                   74
Heathmoore Indianapolis              Indianapolis                   IN                   55
Laurelwood Court Bedford             Bedford                        IN                   50
Meadowood Crawfordsville             Crawfordsville                 IN                   64
Meadowood Franklin                   Franklin                       IN                   51
Meadowood Logansport                 Logansport                     IN                   42
Meadowood Warrick Cty                Newburgh                       IN                   65
Olivewood Indianapolis               Indianapolis                   IN                   62
Olivewood Indianapolis II            Indianapolis                   IN                   67
Parkville Gas City                   Gas City                       IN                   49
Plumwood Chesterfield                Chesterfield                   IN                   39
Plumwood Ft. Wayne                   Fort Wayne                     IN                   55
Princeton Court Evansville           Evansville                     IN                   62
Ridgewood Bedford                    Bedford                        IN                   48
Rosewood Commons Indianapolis        Indianapolis                   IN                   96
Slate Run Indianapolis               Indianapolis                   IN                   90
Slate Run Lebanon                    Lebanon                        IN                   61
Springwood New Haven                 New Haven                      IN                   48
Stonehenge Indianapolis              Indianapolis                   IN                   60
Stonehenge Jasper                    Jasper                         IN                   40
Stonehenge Richmond                  Richmond                       IN                   59
Waterbury Greenwood                  Greenwood                      IN                   44
Westwood Rochester                   Rochester                      IN                   42
Willow Run New Albany                New Albany                     IN                   64
Willowood Columbus                   Columbus                       IN                   51
Willowood East Indianapolis II       Indianapolis                   IN                   60
                                                                            ----------------
47 Properties                                                                         2,809

                            CONSOLIDATING PROPERTIES

                         NOTES TO COMBINED STATEMENTS OF
                          REVENUE AND CERTAIN EXPENSES

Partnership/Property Name            Location                      State     Rentable Units
==================================== ========================== ============ ===============
Ashgrove Jefferson Cty               Louisville                     KY                   60
Camellia Court Carrollton            Carrollton                     KY                   55
Cedargate Bowling Green              Bowling Green                  KY                   59
Cedargate Shelby Cty                 Shelbyville                    KY                   58
Forsythia Court Jefferson Cty        Louisville                     KY                   98
Heathmoore Jefferson Cty             Louisville                     KY                   62
Longwood Lexington                   Lexington                      KY                   60
Meadowood Flatwoods                  Flatwoods                      KY                   52
Meadowood Lexington                  Lexington                      KY                   50
Meadowood Nicholasville              Nicholasville                  KY                   67
Ridgewood Lexington                  Lexington                      KY                   62
Ridgewood Russelville                Russellville                   KY                   52
Rosewood Jefferson Cty               Louisville                     KY                   77
Slate Run Bardstown                  Bardstown                      KY                   54
Slate Run Hopkinsville               Hopkinsville                   KY                   57
Slate Run Jefferson Cty              Louisville                     KY                   65
Slate Run Jefferson Cty II           Louisville                     KY                   63
Stonehenge Glasgow                   Glasgow                        KY                   54
Stonehenge Jefferson Cty             Louisville                     KY                   61
Valleyfield Lexington                Lexington                      KY                   83
Willow Run Madisonville              Madisonville                   KY                   71
Willowood Frankfort                  Frankfort                      KY                   57
Willowood Frankfort II               Frankfort                      KY                   53
Willowood Owensboro                  Owensboro                      KY                   55
Winthrop Court Frankfurt             Frankfort                      KY                   77
Woodlands Franklin                   Franklin                       KY                   56
                                                                            ----------------
26 Properties                                                                         1,618

Forsythia Court Of Harford Cty       Abingdon                       MD                   76
                                                                            ----------------
1 Property                                                                               76

Amberidge Roseville                  Roseville                      MI                   45
Apple Run Hillsdale                  Hillsdale                      MI                   39
Ashgrove Calhoun Cty                 Marshall                       MI                   51
Ashgrove Sterling Heights            Sterling Hts.                  MI                  115
Ashgrove Sterling Heights II         Sterling Hts.                  MI                   89
Foxton Monroe Cty                    Monroe                         MI                   51
Heathmoore Macomb Cty                Clinton Twp.                   MI                   72
Heathmoore Wayne Cty II              Canton                         MI                   51

                            CONSOLIDATING PROPERTIES

                         NOTES TO COMBINED STATEMENTS OF
                          REVENUE AND CERTAIN EXPENSES

Partnership/Property Name            Location                      State     Rentable Units
==================================== ========================== ============ ===============
Meadowood Jackson Cty                Jackson                        MI                   47
Meadowood Monroe Cty                 Temperance                     MI                   57
Montgomery Court Ingham Cty          Haslett                        MI                   59
Newberry Eaton Cty                   Lansing                        MI                   62
Ridgewood Westland                   Westland                       MI                   56
Roanoke Oakland Cty                  Rochester Hills                MI                   88
Sterling Heights Olivewood           Sterling Hts.                  MI                  151
Stonehenge Tecumseh                  Tecumseh                       MI                   48
Waterbury Westland                   Westland                       MI                  100
Wentworth Roseville                  Roseville                      MI                   75
                                                                            ----------------
18 Properties                                                                         1,256

Amhurst                              Dayton                         OH                   73
Amhurst Dayton II                    Dayton                         OH                   74
Amhurst Toledo                       Toledo                         OH                   58
Andover Court Mt. Vernon             Mt. Vernon                     OH                   51
Apple Ridge Circleville III          Circleville                    OH                   30
Apple Run Columbus II                Columbus                       OH                   50
Apple Run Trumbull Cty               Warren                         OH                   48
Applegate Chillicothe II             Chillicothe                    OH                   41
Applegate Lordstown                  Lordstown                      OH                   39
Ashgrove Franklin                    Franklin                       OH                   63
Beckford Place North Canton          North Canton                   OH                   60
Beckford Place North Canton II       North Canton                   OH                   60
Beckford Place The Plains            The Plains                     OH                   60
Beckford Place Wapakoneta            Wapakoneta                     OH                   40
Berea Tabor Ridge                    Berea                          OH                   97
Camellia Court Columbus              Columbus                       OH                   64
Camellia Court Columbus II           Columbus                       OH                   40
Camellia Court Dayton                Dayton                         OH                   58
Camellia Court Dayton II             Dayton                         OH                   53
Camellia Court Washington Ch         Washington C.H.                OH                   40
Cedargate Englewood                  Clayton                        OH                   61
Cedargate Lancaster                  Lancaster                      OH                   47
Cedarwood Belpre                     Belpre                         OH                   44
Cedarwood Sabina                     Sabina                         OH                   31
Charing Cross Bowling Green          Bowling Green                  OH                   67
Chelsea Court Sandusky               Sandusky                       OH                   62
Concord Square Ontario               Ontario                        OH                   41

                            CONSOLIDATING PROPERTIES

                         NOTES TO COMBINED STATEMENTS OF
                          REVENUE AND CERTAIN EXPENSES

Partnership/Property Name            Location                      State     Rentable Units
==================================== ========================== ============ ===============
Concord Square Ontario II            Ontario                        OH                   31
Daniel Court Clermont Cty            Cincinnati                     OH                  114
Dartmouth Place Kent                 Kent                           OH                   53
Dogwood Terrace Lancaster            Lancaster                      OH                  110
Dover Place Eastlake                 Eastlake                       OH                   64
Dover Place Eastlake II              Eastlake                       OH                   65
Dover Place Eastlake III             Eastlake                       OH                   30
Dover Place Eastlake Iv              Eastlake                       OH                   72
Forest Park Meadowood                Cincinnati                     OH                  106
Foxton Dayton II                     Dayton                         OH                   79
Greenglen Allen Cty II               Lima                           OH                   54
Greenglen Dayton                     Dayton                         OH                   76
Greenglen Toledo II                  Toledo                         OH                   59
Hampshire Elyria II                  Elyria                         OH                   56
Hickory Mill Columbus                Hilliard                       OH                   60
Independence Village                 Reynoldsburg                   OH                  124
Ketwood                              Kettering                      OH                   94
Larkspur Columbus                    Hilliard                       OH                   60
Larkspur Moraine                     Moraine                        OH                   29
Larkspur Moraine II                  Moraine                        OH                   16
Laurel Court Fremont                 Fremont                        OH                   69
London Lamplight                     London                         OH                   53
Meadowood Columbus                   Columbus                       OH                   60
Meadowood Columbus II                Columbus                       OH                   23
Meadowood Cuyahoga Falls             Cuyahoga Falls                 OH                   59
Meadowood Mansfield                  Mansfield                      OH                   49
Meldon Place Toledo                  Toledo                         OH                  127
Millburn Dayton II                   Centerville                    OH                   51
Millburn Stow                        Stow                           OH                   52
Millston Aberdeen                    Aberdeen                       OH                   54
Millston Aberdeen II                 Aberdeen                       OH                   39
Montgomery Court Columbus            Dublin                         OH                   60
Montgomery Court Columbus II         Dublin                         OH                   57
Parkville                            Columbus                       OH                  100
Parkville Englewood                  Englewood                      OH                   48
Pickerington Meadows                 Pickerington                   OH                   60
Plumwood                             Columbus                       OH                  109
Plumwood Columbus III                Columbus                       OH                   34
Red Deer Fairborn                    Fairborn                       OH                   68

                            CONSOLIDATING PROPERTIES

                         NOTES TO COMBINED STATEMENTS OF
                          REVENUE AND CERTAIN EXPENSES

Partnership/Property Name            Location                      State     Rentable Units
==================================== ========================== ============ ===============
Ridgewood Columbus                   Columbus                       OH                   60
Ridgewood Columbus II                Columbus                       OH                   58
Rosewood Columbus                    Columbus                       OH                   90
Sandalwood Toledo                    Toledo                         OH                   50
Sherbrook Columbus                   Columbus                       OH                   60
Slate Run Miamisburg                 Miamisburg                     OH                   48
Springwood Austingtown II            Austintown                     OH                   43
Springwood Columbus                  Columbus                       OH                   64
Stonehenge Montgomery Cty            Dayton                         OH                   69
Stonehenge Ottawa                    Ottawa                         OH                   36
Stonehenge Stark Cty                 Massillon                      OH                   60
Suffolk Grove Grove City             Grove City                     OH                   71
The Birches Of Lima                  Lima                           OH                   58
The Willows Delaware II              Delaware                       OH                   41
Timbercreek Toledo                   Toledo                         OH                   77
Waterbury Clermont Cty               Cincinnati                     OH                   70
West Of Eastland Columbus            Columbus                       OH                  124
Westwood Newark                      Newark                         OH                   13
Willow Run Willard                   Willard                        OH                   61
Willowood Grove City                 Grove City                     OH                   46
Willowood Grove City II              Grove City                     OH                   26
Willowood Wooster                    Wooster                        OH                   51
Willowood Wooster II                 Wooster                        OH                   53
Woodbine Cuyahoga Falls              Cuyahoga Falls                 OH                   55
Woodbine Portsmouth                  Portsmouth                     OH                   41
Woodlands Columbus                   Columbus                       OH                   88
Woodlands Columbus II                Columbus                       OH                   70
Woodlands Columbus III               Columbus                       OH                   93
Woodlands Streetsboro                Streetsboro                    OH                   60
Woodlands Streetsboro II             Streetsboro                    OH                   60
                                                                            ----------------
96 Properties                                                                         5,772

Allegheny Co. Valleyfield            Bridgeville                    PA                   77
Annhurst Allegheny Cty               Clairton                       PA                   97
Carleton Court Erie Cty              Erie                           PA                   60
Northrup Court Allegheny Cty         Coraopolis                     PA                   60
Northrup Court Allegheny Cty II      Coraopolis                     PA                   49
Woodlands Zelienople                 Zelienople                     PA                   50
                                                                            ----------------
6 Properties                                                                            393

                            CONSOLIDATING PROPERTIES

                         NOTES TO COMBINED STATEMENTS OF
                          REVENUE AND CERTAIN EXPENSES

Partnership/Property Name            Location                      State     Rentable Units
==================================== ========================== ============ ===============
Knox Landing Of Knoxville            Knoxville                      TN                   85
Waterbury Clarksville                Clarksville                    TN                   54
Wycliffe Court Murfreesboro          Murfreesboro                   TN                   63
                                                                            ----------------
3 Properties                                                                            202

Brunswick Monongalia Cty             Morgantown                     WV                  101
Carleton Court Kanawha Cty           Cross Lanes                    WV                   73
Hickory Mill Hurrican                Hurricane                      WV                   48
Parkville Parkersburg                Parkersburg                    WV                   49
                                                                            ----------------
4 Properties                                                                            271
                                                                            ----------------
326 Properties Total                                                                 20,668
                                                                            ================

                           LEXFORD RESIDENTIAL TRUST

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The unaudited pro forma condensed consolidated financial statements are based upon a combination (giving effect to appropriate intercompany eliminations and adjustments) of (a) the historical financial statements of the Company and
(b) the combined statements of revenue and certain expenses of the Consolidating Properties, giving pro forma effect to the acquisition of the 326 Consolidating Properties pursuant to the Consolidation Plan. The unaudited pro forma condensed consolidated financial statements are presented as if the acquisition had occurred as of December 31, 1997 for balance sheet data and as of January 1, 1997 for income statement data for the year then ended.

     The unaudited pro forma condensed consolidated financial statements include, in the opinion of management, all adjustments necessary to present fairly the Company's pro forma results of operations and financial position and are based upon available information and certain assumptions considered reasonable under the circumstances. The unaudited pro forma condensed consolidated financial statements do not purport to present what the Company's financial position or results of operations would actually have been had such events in fact occurred on the date or at the beginning of the periods indicated above or to project the Company's financial position or results of operations for any future date or period.

                           LEXFORD RESIDENTIAL TRUST

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                       HISTORICAL   ADJUSTMENTS   (A)  PRO FORMA
                                                       ----------   -----------   ---  ---------
ASSETS:
  Cash...............................................   $  2,569     $ (1,103)    (B)  $  1,466
  Funds held in escrow...............................     11,888       16,958     (C)    28,846
  Accounts receivable................................      4,899        1,038     (D)     5,937
  Prepaids and other.................................      1,993          839     (C)     2,832
  Rental properties:
    Land.............................................     23,124       34,708     (E)    57,832
    Buildings, improvements, furniture and
      fixtures.......................................    138,245      401,064     (E)   539,309
    Accumulated depreciation.........................     (9,152)          --            (9,152)
                                                        --------     --------          --------
                                                         152,217      435,772           587,989
                                                        --------     --------          --------
  Furniture, fixtures and other, net.................      1,720                          1,720
  Investments in and advances to unconsolidated
    partnerships.....................................     57,111      (46,967)    (F)    10,144
  Intangible assets..................................      9,201                          9,201
                                                        --------     --------          --------
    TOTAL ASSETS.....................................   $241,598     $406,537          $648,135
                                                        ========     ========          ========
LIABILITIES AND SHAREHOLDERS' EQUITY:
  Accounts payable...................................   $  1,287     $    242     (G)  $  1,529
  Accrued interest, real estate and other taxes......      3,720        8,284     (C)    12,004
  Other accrued expenses.............................      8,241        5,733     (C)    13,974
  Non recourse mortgages.............................    142,637      366,078     (H)   508,715
  Corporate debt.....................................      7,362       26,200     (I)    33,562
  Other liabilities..................................      3,504                          3,504
                                                        --------     --------          --------
    TOTAL LIABILITIES................................    166,751      406,537           573,288
                                                        --------     --------          --------
  Common stock.......................................         85                             85
  Additional paid-in capital.........................     54,138                         54,138
  Retained earnings..................................     20,624                         20,624
                                                        --------                       --------
    SHAREHOLDERS' EQUITY.............................     74,847                         74,847
                                                        --------                       --------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY.......   $241,598     $406,537          $648,135
                                                        ========     ========          ========

        See Notes to the Pro Forma Condensed Consolidated Balance Sheet.

                           LEXFORD RESIDENTIAL TRUST
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1997

                             (DOLLARS IN THOUSANDS)

                                  (UNAUDITED)

     The pro forma condensed consolidated balance sheet gives effect to the following adjustments:

     (A) Reflects the acquisition of the 326 Consolidating Properties pursuant to the Consolidation Plan, in each case as of December 31, 1997. Investment in the Consolidating Properties will be recorded at the total of the Company's historical cost of its interests in the partnerships owning the Consolidating Properties, the debt assumed and the cash paid to acquire third party equity interests in such partnerships and will be allocated to the assets and liabilities acquired based upon their respective fair values in accordance with the purchase method of accounting.

     (B) Represents the operating cash related to the acquisition of the Consolidating Properties, proceeds from borrowings under the corporate line of credit and payments related to the acquisition of third party equity interests in the Consolidating Properties as follows:

Operating cash acquired.....................................  $   8,897
Net borrowings under line of credit (See Note (I))..........     26,200
Payments related to the acquisition (See Note (E))..........    (36,200)
                                                              ---------
                                                              $  (1,103)
                                                              =========

     (C) Represents various operating assets and liabilities related to the acquisition of the Consolidating Properties as follows:

Escrows and restricted cash.................................  $  16,958
Prepaids and other assets...................................  $     839
Accrued interest, real estate and other taxes...............  $   8,284
Other accrued expenses......................................  $   5,733

     (D) Represents accounts receivable related to the acquisition of the Consolidating Properties and the elimination of amounts due from the Consolidating Properties as follows:

Accounts receivable acquired................................  $   2,858
Amounts due from the Consolidating Properties (See Note
  (G))......................................................     (1,820)
                                                              ---------
                                                              $   1,038
                                                              =========

     (E) Represents the purchase accounting allocations to land and buildings, improvements and fixtures consisting of the Company's historical investments in and advances to the Consolidating Properties, cash paid to

                           LEXFORD RESIDENTIAL TRUST
acquire third party equity interests, and non recourse mortgage debt assumed, net of amounts allocated to current operating assets and liabilities acquired as follows:

Historical investments in and advances to the Consolidating
  Properties (See Note (F)).................................  $  46,967
Cash paid to acquire third party equity interests...........     36,200
Non recourse mortgage debt assumed (See Note (H))...........    366,078
Allocation to current operating assets and liabilities......    (13,473)
                                                              ---------
                                                                435,772
                                                              =========
Allocated to land...........................................  $  34,708
Allocated to buildings, improvements and fixtures...........    401,064
Current assets and liabilities consist of:
  Cash (See Note (B)).......................................      8,897
  Escrows and restricted cash (See Note (C))................     16,958
  Accounts receivable (See Note (D))........................      2,858
  Prepaids & other assets (See Note (C))....................        839
  Accounts payable (See Note (G))...........................     (2,062)
  Accrued interest and taxes (See Note (C)).................     (8,284)
  Other accruals and current liabilities (See Note (C)).....     (5,733)
                                                              ---------
                                                              $  13,473
                                                              =========

     (F) Represents elimination of investments in and advances to Consolidating Partnerships.

     (G) Represents accounts payable related to the acquisition of the Consolidating Properties and the elimination of amounts due to the Company, as follows:

Accounts payable acquired...................................  $   2,062
Amounts due to the Company..................................     (1,820)
                                                              ---------
                                                              $     242
                                                              =========

     (H) Represents non recourse debt assumed in connection with the acquisition of the Consolidating Properties.

     (I) Represents borrowings under the corporate line of credit to fund cash payments to third party holders of equity interests in the Consolidating Properties net of cash repayments.

                           LEXFORD RESIDENTIAL TRUST

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                                       CONSOLIDATING
                                     HISTORICAL        PROPERTIES (A)   ADJUSTMENTS   (B)  PRO FORMA
                                     ----------        --------------   -----------   ---  ----------
                                              (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
REVENUES:
  Rental revenues..................  $   41,851           $102,806                         $ 144,657
  Fee based, primarily from
    affiliates.....................      15,847                           $(8,040)    (C)      7,807
  Interest, principally from
    unconsolidated partnerships....      10,681                            (8,561)    (D)      2,120
  Income from disposals of
    assets -- net..................       1,989                                                1,989
                                     ----------           --------       --------          ----------
    Total..........................      70,368            102,806        (16,601)           156,573
EXPENSES:
  Property operating and
    maintenance....................      14,884             33,354         (3,088)    (E)     45,150
  Real estate taxes and
    insurance......................       4,060              9,006                            13,066
  Property management..............      12,339                             3,001     (F)     15,340
  Administration...................       5,447                                                5,447
  Performance equity plan..........       6,281                                                6,281
  Nonrecurring costs...............         827                                                  827
  Interest -- non recourse
    mortgages......................      13,770                            31,353     (G)     45,123
  Interest -- corporate debt.......         657                             1,965     (H)      2,622
  Depreciation and amortization....       6,527                            16,043     (I)     22,570
                                     ----------           --------       --------          ----------
    Total..........................      64,792             42,360         49,274            156,426
                                     ----------           --------       --------          ----------
INCOME (LOSS) BEFORE, INCOME TAXES
  AND EXTRAORDINARY ITEM...........       5,576             60,446        (65,875)               147
  Provision for income taxes:
    Credited to additional paid-in
      capital......................       1,809                            (1,761)    (J)         48
    Current........................         380                              (370)    (J)         10
                                     ----------           --------       --------          ----------
INCOME/(LOSS) BEFORE EXTRAORDINARY
   ITEM............................       3,387             60,446        (63,744)                89
  Extraordinary (loss), net of
    income tax benefit.............        (181)                                                (181)
                                     ----------                          --------          ----------
NET INCOME/(LOSS)..................  $    3,206           $ 60,446       $(63,744)         $     (92)
                                     ==========           ========       ========          ==========
BASIC EARNINGS/(LOSS) PER SHARE....  $     0.40                                            $   (0.01)
                                     ==========                                            ==========
DILUTED EARNINGS/(LOSS) PER SHARE..  $     0.39                                            $   (0.01)
                                     ==========                                            ==========
BASIC WEIGHTED SHARES
  OUTSTANDING......................   8,071,970                                            8,071,970
DILUTED WEIGHTED SHARES
  OUTSTANDING......................   8,313,992                                            8,313,992

       See Notes to Pro Forma Condensed Consolidated Statement of Income.

                           LEXFORD RESIDENTIAL TRUST

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1997
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

     The pro forma condensed consolidated statement of income gives effect to the following adjustments:

     (A) Reflects the historical revenues and certain expenses of the 326 Consolidating Properties.

     (B) Reflects the acquisition of the 326 Consolidating Properties pursuant to the consummation of the Consolidation Plan, in each case as of January 1, 1997.

     (C) Represents the elimination of fee based revenues associated with property management and other services provided to the 326 affiliated partnerships constituting the Consolidating Properties, as follows:

  Management fees...........................................    5,015
  Bookkeeping fees..........................................    1,234
  Partnership fees..........................................      935
  Payroll processing fees...................................      169
  Tax preparation and reporting fees........................      350
  Insurance administration fees.............................      250
  Rebate income from preferred vendor program...............      758
  Expenses of administering the preferred vendor program....     (671)
                                                               ------
                                                               $8,040
                                                               ======

     Remaining fees relate to services provided to properties in which the Company continues to hold equity interests and revenues.

     (D) Represents the elimination of interest income of $8,561 from loans and advances to the Consolidating Properties.

                           LEXFORD RESIDENTIAL TRUST

     (E) Represents the reclassification of expenses related to the management of the Company's Wholly Owned Properties to property management expense and reduction of property operating expenses resulting from the pass through of all rebates earned under the preferred vendor program to the properties, as follows:

Reclassification of management expenses for Wholly-Owned
  Properties................................................  $(2,330)
Expense reductions from rebates.............................     (758)
                                                              -------
                                                              $(3,088)
                                                              =======

     (F) Represents the reclassification of expenses related to the management of the Company's Wholly Owned Properties from property operating and maintenance expenses; and the reclassification of administrative expenses relating to the preferred vendor program, as follows:

Reclassification of management expenses for Wholly-Owned
  Properties................................................    2,330
Reclassification of preferred vendor administrative
  expenses..................................................      671
                                                              -------
                                                              $ 3,001
                                                              =======

     (G) Represents interest expense related to $366,078 in non recourse mortgage loans assumed in connection with the acquisition of the Consolidating Properties.

     (H) Represents interest at a weighted average interest rate of 7.5% on $26,200 of additional borrowings under the corporate line of credit to fund the Consolidation Plan.

     (I) Represents depreciation of 16,043 related to the cost of buildings, improvements and fixtures of the Consolidating Properties over a 25 year useful life.

     (J) Represents adjustment of provision for Federal and state income taxes resulting from the Company's acquisition of consolidated properties.